Retirement Benefits Plan	12 Months Ended
Dec. 31, 2024
Text Block 1 [Abstract]
Retirement Benefits Plan

Note 24. Retirement Benefits Plan

The Company sponsors arrangements for substantially all of its employees through defined contribution plans in Canada, UK, Asia, and Australia, and a 401(k) matched savings plan in the USA. In the case of the defined contribution plans, regular contributions are made to the employees’ individual accounts, which are administered by a plan trustee, in accordance with the plan document. Both in the case of the defined contribution plans and the 401(k) matched savings plan, the pension expenses recorded in earnings are the amounts of actual contributions the Company is required to make in accordance with the terms of the plans.

Years ended December 31,	2024	2023

Defined contribution plans	$4	$5

401(k) matched savings plan	6	5

Total pension expense	$10	$10